UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 24, 2008

                            MARINE EXPLORATION, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)


          Colorado                      000-24637                91-1890338
          --------                      ---------                ----------
(State or other jurisdiction           (Commission            (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)

                535 Sixteenth Street, Suite 820, Denver, CO 80202
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (303) 459-2485



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act 17 CFR 240.13e-4(c))



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                       SECTION 2 - FINANCIAL INFORMATION

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEE ARRANGEMENT OF A REGISTRANT.

     The Company executed a Loan Agreement for up to $700,000 plus interest of 12% per annum payable in monthly payments of $15,571.11 plus the final payment and secured by a ship in refit.


                   SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

     The Company sold 225,000,000 shares of our common stock to an investor at $.0002 per share, which funds have been received. The sale was exempt from registration under Section 4(6) of the Securities Act of 1933.


                SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

     The Company has entered into a Subscription Agreement with West Mountain Asset Management ("West Mountain") whereby West Mountain purchased 225,000,000 shares of our common stock for $50,000. West Mountain thereby became owner of approximately 62% of the outstanding common stock of the Company.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         A.  Financial Statements - None

         B.  Exhibits - 10.1 Subscription Agreement


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  November 24, 2008

                                          MARINE EXPLORATION, INC.



                                          By: /s/  Miguel Thomas Gonzalez
                                              --------------------------------
                                                   Miguel Thomas Gonzalez, CEO





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